UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 16, 2019
Wyndham Destinations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive Orlando, FL (Address of Principal Executive Offices)	32821 (Zip Code)

(407) 626-5200 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WYND	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07             Submission of Matters to a Vote of Security Holders

(a)	Wyndham Destinations, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders on May 16, 2019 (the “Annual Meeting”).

(b)	At the Annual Meeting, five proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Proxy Statement. The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following Directors to serve for a term ending at the 2020 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Louise F. Brady	75,731,896	2,012,040	5,743,858
Michael D. Brown	76,938,161	805,775	5,743,858
James E. Buckman	76,350,201	1,393,735	5,743,858
George Herrera	75,790,583	1,953,353	5,743,858
Stephen P. Holmes	76,376,050	1,367,886	5,743,858
Denny Marie Post	77,242,692	501,244	5,743,858
Ronald L. Rickles	76,373,744	1,370,192	5,743,858
Michael H. Wargotz	75,706,712	2,037,224	5,743,858

Proposal 2

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
71,893,604	5,751,565	98,767	5,743,858

Proposal 3

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstain	Broker Non-Votes
80,159,979	3,206,355	121,460	0

Proposal 4

The Company’s shareholders approved the Wyndham Destinations, Inc. 2018 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
76,223,888	1,470,374	49,674	5,743,858

Proposal 5

The Company’s shareholders did not approve the shareholder proposal regarding political contributions disclosure.

Votes For	Votes Against	Abstain	Broker Non-Votes
26,636,712	48,192,696	2,914,528	5,743,858

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1
Wyndham Destinations, Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Appendix A to Wyndham Destinations, Inc.’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM DESTINATIONS, INC.

By: /s/ Elizabeth E. Dreyer
Name: Elizabeth E. Dreyer
Title: Chief Accounting Officer

Date: May 20, 2019

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